UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

LA ROSA HOLDINGS CORP.

(Name of Registrant As Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

LA ROSA HOLDINGS CORP.

1420 Celebration Blvd., 2nd Floor

Celebration, Florida 34747

(321) 250-1799

Notice of Action Taken Pursuant to Written Consent of Stockholders

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

To the Holders of Common Stock of La Rosa Holdings Corp.,

This Notice and Information Statement is being circulated to the stockholders of record of the outstanding common stock, $0.0001 par value per share (the “Common Stock”), of La Rosa Holdings Corp. (the “Company”), as of the close of business on July 9, 2025, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The purpose of this Information Statement is to inform our stockholders of actions taken by written consent of the holders of a majority of the outstanding voting stock of the Company, including Joseph La Rosa, our Chief Executive Officer, President, and Chairman of the Board of Directors (the “Board of Directors”) of the Company (holder of 105,272 shares of Common Stock and 2,000 shares Series X Super Voting Preferred Stock of the Company), and JLR-JCCLT1 Land Trust (holder of 47,500 shares of Common Stock) controlled by Mr. La Rosa, collectively holding approximately votes of the 97.2 % of the outstanding voting capital stock of the Company (the “Majority Stockholders”). This Information Statement shall be considered the notice required under Chapter 78 of the Nevada Revised Statutes (the “NRS”).

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions (“Corporate Actions”) were authorized by written consent of the Majority Stockholders on July 9, 2025:

1.	Approval of the issuance of New Conversion Shares (as defined below) in excess of 19.99% of the Company’s issued and outstanding Common Stock, in order to comply with the Nasdaq’s 20% Rule (as defined below);

2.	Approval of the Second Amended and Restated 2022 La Rosa Holdings Corp. Equity Incentive Plan;

The Majority Stockholders’ consent we have received constitutes the only stockholder approval required under the NRS, Nasdaq Listing Rules 5635(b) and 5635(d) (the “Nasdaq’s 20% Rule”) (with respect to the first Corporate Action listed above), our Amended and Restated Articles of Incorporation, and our Bylaws, to approve the Corporate Actions. Our Board of Directors is not soliciting your consent or your proxy in connection with these Corporate Actions and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

By Order of the Board of Directors,

Joseph La Rosa Chief Executive Officer and Chairman

[●], 2025

TABLE OF CONTENTS

GENERAL INFORMATION	1
Background	1
ACTIONS TAKEN	2
1. APPROVAL OF THE ISSUANCE OF NEW CONVERSION SHARES IN EXCESS OF 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK IN COMPLIANCE WITH NASDAQ’S 20% RULE	2
2. APPROVAL OF THE SECOND AMENDED AND RESTATED 2022 LA ROSA HOLDINGS CORP. EQUITY INCENTIVE PLAN	4
EFFECTIVE DATE OF ACTION BY WRITTEN CONSENT	9
DISSENTER’S RIGHTS OF APPRAISAL	9
OUTSTANDING VOTING SECURITIES	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	11
IMPORTANT NOTICE ABOUT FORWARD-LOOKING STATEMENTS	11
MORE INFORMATION	11
DOCUMENT DELIVERY FOR SHARED ADDRESSES	11
NO ACTION NEEDED FROM STOCKHOLDERS	11

Appendices:

Appendix A – Form of Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan

i

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF

DIRECTORS OF THE COMPANY. WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

[●], 2025

GENERAL INFORMATION

La Rosa Holdings Corp., a Nevada corporation, with its principal executive offices located at 1420 Celebration Blvd., 2nd Floor, Celebration, Florida 34747, is sending you this Notice and Information Statement (the “Information Statement”) to notify you of actions that the Majority Stockholders (as defined below) have taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company, “we,” “our,” “us,” and “La Rosa” are to La Rosa Holdings Corp., and, to the extent applicable, its subsidiaries. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of common stock of the Company, $0.0001 par value per share (the “Common Stock”), held of record by them.

Copies of this Information Statement are being mailed on or about [●], 2025, to the holders of record of the outstanding shares of our Common Stock on July 9, 2025, which we refer to as the “Record Date.”

Background

On July 9, 2025, the following actions (the “Corporate Actions”) were approved by the Board of Directors of the Company (the “Board of Directors”), and by a written consent of the Majority Stockholders (the “Majority Stockholders”), including Joseph La Rosa, our Chief Executive Officer, President, and Board of Directors Chairman (holder of 105,272 shares of Common Stock and 2,000 shares Series X Super Voting Preferred Stock of the Company), and JLR-JCCLT1 Land Trust (holder of 47,500 shares of Common Stock) controlled by Mr. La Rosa, collectively holding 152,772 shares of Common Stock and 2,000 shares Series X Super Voting Preferred Stock of the Company, having a total of 20,152,772 votes, which constituted approximately 97.2% of the votes of our outstanding voting stock as of the Record Date, in lieu of a special meeting of stockholders:

1.	Approval of the issuance of New Conversion Shares (as defined below) in excess of 19.99% of the Company’s issued and outstanding Common Stock, in order to comply with the Nasdaq’s 20% Rule (as defined below);

2.	Approval of the Second Amended and Restated 2022 La Rosa Holdings Corp. Equity Incentive Plan;

The right to obtain the approval of stockholders of the Company for the Corporate Actions by written consent of the Majority Stockholders without a formal meeting is provided by Chapter 78 of the Nevada Revised Statutes (the “NRS”), our Amended and Restated Articles of Incorporation and our Bylaws.  Under Section 78.320(2) of the NRS, our Amended and Restated Articles of Incorporation and our Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, consent to such action in writing. Prompt notice of any action so taken by written consent must be provided to all holders of Common Stock as of the Record Date. Under Section 78.320(1)(b) of the NRS, an action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

In order to eliminate the costs and management time involved in holding a special meeting, the Corporate Actions were approved by the written consent of the Majority Stockholders in lieu of a special meeting of stockholders.

This Information Statement shall constitute notice to you of the Majority Stockholders taking action by written consent under Section 78.320 of the NRS.

The Majority Stockholders’ consent (the “Majority Stockholders Consent”) we have received constitutes the only stockholder approval required under the NRS, Nasdaq Listing Rules 5635(b) and 5635(d) (as applicable to the first Corporate Action listed above), our Amended and Restated Articles of Incorporation and our Bylaws, to approve the Corporate Actions. Our Board of Directors is not soliciting your consent or your proxy in connection with Corporate Actions and neither consents, nor proxies are being requested from stockholders.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to our stockholders of record on the Record Date. The actions approved by the Majority Stockholders will be effective no earlier than twenty (20) days after the date this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date, which we expect to be on or approximately [●], 2025. Stockholders may also request a copy of the Information Statement by contacting our main office at (321) 250-1799.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

ACTIONS TAKEN

This Information Statement contains a brief summary of the material aspects of the Corporate Actions approved by the members of the Board of Directors and the Majority Stockholders.

1. APPROVAL  OF THE ISSUANCE OF NEW CONVERSION SHARES IN EXCESS OF 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK IN COMPLIANCE WITH NASDAQ’S 20% RULE

On February 4, 2025, the Company and an institutional investor (the “Investor”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which the Company issued to the Investor: (i) a Senior Secured Convertible Note in the original principal amount of $5,500,000 which matures on the two-year anniversary of the Closing Date (the “Initial Note”); and (ii) sixteen (16) warrants (each an “Incremental Warrant”; and collectively “Incremental Warrants”), each to purchase additional Senior Secured Convertible Notes of the Company in an original principal amount up to $2,500,000 at an exercise price of $2,256,250 in substantially the same form as the Initial Note (“Incremental Notes”; and together with the Initial Note, the “Notes”). The purchase price paid by the Investor under the Securities Purchase Agreement for the Initial Note and Incremental Warrants was $4,963,750.

On June 18, 2025, with the prior approval by the Board of Directors, the Company and the Investor entered into, and closed the transactions contemplated by, that certain Amendment and Exchange Agreement (the “Exchange Agreement”) pursuant to which (among other things) the Investor surrendered and exchanged all of its Incremental Warrants in exchange for (the “Exchange”) 6,000 shares of the Company’s Series B Convertible Preferred Stock (“New Preferred Shares”), par value $0.0001 per share (“Series B Preferred Stock”). On the same date, the Company filed a Certificate of Designation of Rights and Preferences of the Series B Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada. The Initial Note remains outstanding post-Exchange.

Pursuant to the terms of the Exchange Agreement, conversion of the Series B Preferred Stock into shares of Common Stock (“New Conversion Shares” and together with New Preferred Shares, “New Securities”) of the Company in excess of 19.99% of the Company’s outstanding shares of Common Stock is conditional upon obtaining the approval of the Company’s stockholders in accordance with the rules and regulations of the Nasdaq Capital Market (“Stockholder Approval”). The Company agreed to obtain Stockholder Approval within 120 days after the date of the Exchange Agreement.

In satisfaction of the latter contractual obligation, on July 9, 2025, the Majority Stockholders, holding approximately 97.2% of the votes of our outstanding voting stock as of the Record Date, provided the Stockholder Approval under the signed Majority Stockholders Consent. The Majority Stockholders Consent provides the affirmative stockholder approval required under the Exchange Agreement of issuance of all New Securities in in accordance with the terms of the Exchange Agreement and Certificate of Designation, including, but not limited to the issuance of the New Conversion Shares in excess of 19.99% of the Company’s issued and outstanding Common Stock at a price less than the minimum price required by the Nasdaq Capital Market, in compliance with the rules and regulations of the Nasdaq Capital Market (without regard to any limitation on conversion or exercise thereof.

Subject to the “Maximum Percentage” limitations described (and defined below), the Investor is entitled to convert any portion of New Preferred Shares into New Conversion Shares. The Company is currently listed on the Nasdaq Capital Market and is subject to the Nasdaq’s listing rules. The issuance of the New Conversion Shares implicates Nasdaq’s 20% Rule described below requiring prior stockholder approval in order to maintain our listing on Nasdaq.

This Information Statement contains a brief summary of the material terms of the Exchange Agreement approved by the Board of Directors and the Majority Stockholders. We encourage you to read the Exchange Agreement and the Certificate of Designation, which were previously filed as Exhibits 10.1, and 3.1, respectively, to the Company’s Current Report on Form 8-K filed with the Commission on June 20, 2025.

Exchange Agreement

On June 18, 2025, the Company and Investor entered into the Exchange Agreement, pursuant to which the Investor surrendered and exchanged all of its Incremental Warrants in exchange for New Preferred Shares.

The Exchange Agreement includes customary representations, warranties and covenants by the Company and standard closing conditions. The Exchange Agreement also requires that the Company obtain the Stockholder Approval  within 120 days after the date of the Exchange Agreement. In accordance with the Exchange Agreement Joseph La Rosa, the Chief Executive Officer and Chairman of the Board, executed a voting agreement with the Company, pursuant to which Mr. La Rosa has agreed to vote in favor of the Stockholder Approval.

Certificate of Designation and Series B Preferred Stock

On June 18, 2025, the Company filed the Certificate of Designation with the Secretary of State of the State of Nevada.

No Dividends; Voting Rights

The Series B Preferred Stock bears no dividends.

Holders of shares of Series B Preferred Stock are entitled to vote with the holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the shareholders of the Company for their action or consideration (whether at a meeting or shareholders of the Company, by written action of shareholders in lieu of a meeting or otherwise). In any such vote, each share of Series B Preferred Stock will be entitled to a number of votes equal to the lesser of (a) the number of shares of Common Stock into which such shares of Series B Preferred Stock are convertible as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent and (b) 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such a conversion (the “Maximum Percentage”).

Conversion Rights

Subject to the Maximum Percentage, holders of outstanding shares of Series B Preferred Stock are entitled to convert any portion of the outstanding and unpaid Conversion Amount (as hereinafter defined) thereof into shares of Common Stock at the Conversion Rate (as hereinafter defined). For such purpose: (i) “Conversion Amount” means the stated value thereof and any other unpaid amounts owed to such holder(s) under the Exchange Documents (as defined in the Exchange Agreement); (ii) “Conversion Rate” means the amount determined by dividing (x) such Conversion Amount by (y) the Conversion Price; and (iii) “Conversion Price”, as of any date of determination and subject to adjustment as provided therein (if any), at the option of the converting holder(s), either: (A) $0.25 per share (subject to adjustment), or (B) the “Alternate Conversion Price”. As used herein, “Alternate Conversion Price” means the greater of (x) the “Floor Price” of $0.082 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) and (y) 95% of the lowest VWAP (as defined in the Certificate of Designation) of the Common Stock during the seven (7) consecutive trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice. In the event the holder elects to convert the Series B Preferred Stock at the Alternate Conversion Price, the Conversion Amount shall be multiplied by (i) if in connection with a Change of Control (as defined in the Certificate of Designation, 105% or (ii) otherwise, 125%.

A holder of Series B Preferred Stock shall not have the right to convert any portion of their shares thereof to the extent that, after giving effect to such conversion, the holder (together with its affiliates) would beneficially own in excess of the Maximum Percentage. Such Maximum Percentage may be raised or lowered to any other percentage not in excess of 9.99%, at the option of the holder upon 61 days’ prior written notice to the Company.

Subject to certain exceptions outlined in the Certificate of Designation, including, but not limited to, equity issuances in connection with its equity incentive plan and certain strategic acquisitions, if the Company sells, enters into an agreement to sell, or grants any option to purchase, or sells, enters into an agreement to sell, or otherwise disposes of or issues (or announces any offer, sale, grant or any option to purchase or other disposition) any shares of Common Stock or any other securities that are at any time convertible into, or exercisable or exchangeable for, or otherwise entitle the holder thereof to receive, Common Stock, at an effective price per share less than the Conversion Price of the Series B Preferred Stock then in effect, the Conversion Price of the Series B Preferred Stock will be reduced to equal the effective price per share in such dilutive issuance.

Company Optional Redemption Rights

Under the Certificate of Designation, the Company has the right to redeem all, but not less than all, of the then outstanding shares of Series B Preferred Stock at a price equal to the greater of (i) the Conversion Amount being redeemed and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed multiplied by (2) the greatest Closing Sale Price (as defined therein) of the Common Stock on any trading day during the period commencing on the date immediately preceding the date of the Company’s notice to the holder(s) of Series B Preferred Stock of such redemption and ending on the trading day immediately prior to the date the Company makes the entire redemption payment required to be made under the Certificate of Designation.

Incremental Warrants

Upon issuance of Series B Convertible Preferred Stock to the Investor, all Incremental Warrants were cancelled.

Nasdaq Listing Requirements and the Necessity of Stockholder Approval

Our Common Stock’s listing on the Nasdaq Capital Market subjects us to Nasdaq’s Listing Rules. The issuance of the New Conversion Shares triggers the following Nasdaq Listing Rules (the “20% Rule”) requiring prior stockholder approval to maintain our listing:

➢	Nasdaq Listing Rule 5635(b) mandates stockholder approval for any issuance potentially resulting in a “change of control.” A single or affiliated group acquiring as little as 20% of the Common Stock or voting power, becoming the largest ownership position, may trigger this requirement.

➢	Nasdaq Listing Rule 5635(d) necessitates stockholder approval before any nonpublic offering involving the sale or potential sale of Common Stock (or convertible securities), equal to 20% or more of the pre-issuance Common Stock or voting power, at a price below the last close or the average closing price over the preceding five trading days.

The potential for the effective conversion price(s) of the Series B Preferred Stock to adjust, resulting in our Common Stock being issued at a discount, invokes Nasdaq Listing Rule 5635(d). Assuming full conversion of the Series B Preferred Stock and certain conversion price adjustments under the Certificate of Designation, such issuances could involve at many times more than 20% of the number of shares of our Common Stock presently outstanding. This scenario would require prior stockholder approval under Nasdaq Listing Rule 5635(b).

The Majority Stockholders Consent constitutes the only stockholder approval required under the NRS, Nasdaq’s 20% Rule, our Amended and Restated Articles of Incorporation and our Bylaws, in order to provide the Stockholder Approval required under the Exchange Agreement.

The Stockholder Approval will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date, or until approximately [●], 2025.

2. APPROVAL OF THE SECOND AMENDED AND RESTATED 2022 LA ROSA HOLDINGS CORP. EQUITY INCENTIVE PLAN

General

On July 9, 2025, our Compensation Committee, our Board of Directors, and the Majority Stockholders approved the Second Amended and Restated La Rosa Holdings 2022 Equity Incentive Plan (“Second Amended 2022 Plan”). A copy of the Second Amended 2022 Plan is attached hereto as Appendix A.

The purpose of adoption of the Second Amended 2022 Plan is to (i) revise the total number of shares of common stock subject to the plan from 156,250 shares (as adjusted for the 80-for-1 reverse stock split effected by the Company on July 7, 2025) to 374,961 shares to ensure sufficient shares are available for future grants, and (ii) to clarify that the term “Consultant” as defined in the Second Amended 2022 Plan shall include not only a person, including an advisor, engaged by the Company, its subsidiary or affiliate to render services to the Company or its subsidiary, but also a legal entity wholly-owned by such person.

The Second Amended 2022 Plan will replace the Amended and Restated La Rosa Holdings 2022 Equity Incentive Plan adopted on November 19, 2024 by the stockholders of the Company, in its entirety.

Summary of the terms of the Second Amended 2022 Plan

Only two material terms of the Amended and Restated La Rosa Holdings 2022 Equity Incentive Plan adopted on November 19, 2024 are amended in the Second Amended 2022 Plan:

-	the total number of shares of common stock subject to the plan is revised from 156,250 shares (as adjusted for the 80-for-1 reverse stock split effected by the Company on July 7, 2025) to 374,961 shares to ensure sufficient shares are available for future grants, and

-	the term “Consultant” is revised include not only a person, including an advisor, engaged by the Company, its subsidiary or affiliate to render services to the Company or its subsidiary, but also a legal entity wholly-owned by such person.

The material features of the Second Amended 2022 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Second Amended 2022 Plan.

Purpose. The Second Amended 2022 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors, and consultants of the Company, all of whom are responsible for the Company’s future growth. The plan is designed to attract and retain qualified personnel, reward employees, officers, directors, and consultants for their services to the Company, and motivate such individuals through added incentives to further contribute to the Company’s success.

Eligibility. The Second Amended 2022 Plan will provide an opportunity for any employee, officer, director, or consultant of the Company (which may include agents of the Company), subject to any limitations provided by federal or state securities laws, to receive incentive stock options (to eligible employees only), non-qualified stock options, restricted stock awards, other stock awards, or any combination of the foregoing. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Compensation Committee in its discretion shall deem relevant. Incentive stock options granted under the Second Amended 2022 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”). Non-qualified (non-statutory stock options) granted under the Second Amended 2022 Plan are not intended to qualify as incentive stock options under the Code. No awards can be issued to any person in consideration for services rendered where such services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities.

No incentive stock option may be granted under the Second Amended 2022 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Administration. The Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the exclusive right to interpret and construe the Second Amended 2022 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Second Amended 2022 Plan.

Shares Subject to the Second Amended 2022 Plan. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, and subject to automatic annual share reserve increase in the amount equal to the least of (a) 500,000 shares, (b) a number of shares equal to four percent (4%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the administrator of the Second Amended 2022 Plan no later than the last day of the immediately preceding fiscal year, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Second Amended 2022 Plan is 374,961 shares. Such shares of common stock will be made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the Second Amended 2022 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares will become available again for grants under the Second Amended 2022 Plan. If shares of restricted stock awarded under the Second Amended 2022 Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall not again be available under the Second Amended 2022 Plan. Similarly, any shares cancelled in cashless exercises are not available for re-issuance under the Second Amended 2022 Plan.

The Company cannot determine the amounts of awards that will be granted or allocated under the Second Amended 2022 Plan or the benefits of any awards to the executive officers and directors of the Company or employees who are not executive officers as a group. Under the terms of the Second Amended 2022 Plan, the number of awards to be granted is within the discretion of the Compensation Committee. The Compensation Committee may issue options, shares of restricted stock, restricted stock units or other awards under the Second Amended 2022 Plan for such consideration as determined in their sole discretion, subject to applicable law.

As of the Records Date, we have issued 54,155 options, net, [91,129] shares of restricted stock, and 9,465 restricted    stock units, net, to certain of our agents, consultants and employees (as adjusted for the 80-for-1 reverse stock split effected by the Company on July 7, 2025) under our equity incentive plan.

Pricing; Vesting; Expiration. The Compensation Committee, in its sole discretion, will determine the exercise price of any options granted under the Second Amended 2022 Plan which exercise price will be outlined in an agreement evidencing the option, provided, however, that at no time will the exercise price be less than the par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options may not be less than the common stock’s fair market value on the grant date. The exercise price of options granted under the Second Amended 2022 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Compensation Committee: (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the SEC.

Options and other Awards granted under the Second Amended 2022 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Compensation Committee. The Compensation Committee has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Compensation Committee. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The Compensation Committee will determine the expiration date of options and other awards granted under the Second Amended 2022 Plan. The maximum term of options and performance shares under the Second Amended 2022 Plan is ten years, except that the maximum term is five years in certain cases.

Adjustments. Upon the occurrence of: (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company); and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options will become immediately exercisable in full, subject to any appropriate adjustments, and will remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed will be paid out as soon as practicable, and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed will be deemed vested, and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

Modification of Awards. The Compensation Committee may reprice any stock option without the approval of the stockholders of the Company. For this purpose, “reprice” means: (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a stock option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles, or (C) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another stock option, restricted stock or other equity, unless the cancelation and exchange occur in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by the exchange or market on which the Company’s common stock then trades or is quoted. In addition to, and without limiting the above, the Compensation Committee may permit the voluntary surrender of all or a portion of any stock option granted under the Second Amended 2022 Plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of common stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the Second Amended 2022 Plan, such new stock option will be exercisable at such option price, during such option period and on such other terms and conditions as are specified by the Compensation Committee at the time the new stock option is granted. Upon surrender, the stock options surrendered will be cancelled, and the shares of common stock previously subject to them will be available for the grant of other stock options.

Termination of Employment or Consulting. The incentive stock options will lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Second Amended 2022 Plan, or within such period following termination of service as determined by the Compensation Committee and set forth in the related award agreement; provided, further, that such period will not exceed the period of time ending on the date three (3) months following termination of service. Non-incentive stock options are governed by the related award agreements.

Tax Withholding. To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Compensation Committee, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal Tax Consequences. The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the Second Amended 2022 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

Incentive Stock Options. There will be no federal income tax consequences to either the recipient upon the grant of an incentive stock option or us. Upon exercise of the option, the excess of the stock’s fair market value over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the stock sale before the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the shares’ sale will be long-term capital gain or loss and will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards. Non-statutory stock options and restricted stock awards granted under the Second Amended 2022 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us because of the grant. Upon acquiring the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the “Code”), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such an election is not made, the recipient will generally recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the stock’s fair market value on such a future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term, depending on whether the stock has been held for more than one year.

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our Company (referred to as a covered employee) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our Company, may cause this limitation to be exceeded in any particular year.

Modification; Amendment; Termination. The Compensation Committee may adopt, establish, amend and rescind such rules, regulations, and procedures as it may deem appropriate for the proper administration of the Second Amended 2022 Plan, make all other determinations which are, in the Compensation Committee’s judgment, necessary or desirable for the proper administration of the Second Amended 2022 Plan, amend the Second Amended 2022 Plan or a stock award as provided under the Second Amended 2022 Plan, or terminate or suspend the Second Amended 2022 Plan as provided therein. The Compensation Committee may also amend the Second Amended 2022 Plan at any time and from time to time. However, except for adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent that stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. The Compensation Committee may submit any other amendment to the Second Amended 2022 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Unless sooner terminated, the Second Amended 2022 Plan will terminate on January 10, 2023.

The Second Amended 2022 Plan will be effective no earlier than [●], 2025, or twenty (20) days after this Information Statement has been made available to our stockholders, which we expect to be on or approximately [●], 2025.

EFFECTIVE DATE OF ACTION BY WRITTEN CONSENT

Per Rule 14c-2 under the Exchange Act, the corporate action taken by written consent becomes effective no earlier than twenty (20) calendar days after the first mailing or delivery of this Information Statement to stockholders as of the Record Date. This Information Statement provides a comprehensive overview of the actions approved by the holders of a majority of our outstanding Common Stock.

DISSENTER’S RIGHTS OF APPRAISAL

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the Corporate Actions described in this Information Statement.

OUTSTANDING VOTING SECURITIES

Each share of Common Stock grants one vote on each matter submitted to stockholders. Each share of Series X Super Voting Preferred Stock of the Company grants 10,000 Common Stock votes on each matter submitted to stockholders. As of the Record Date, 729,687 shares of Common Stock, totaling 729,687 votes, and 2,000 shares of Series X Super Voting Preferred Stock of the Company, totaling 20,000,000 votes, were issued, outstanding, and eligible for action by written consent and notice of such action. The Majority Stockholders, including Joseph La Rosa, our Chief Executive Officer, President, and Chairman of the Board of Directors (holder of 105,272 shares of Common Stock and 2,000 shares Series X Super Voting Preferred Stock), and JLR-JCCLT1 Land Trust (holder of 47,500 shares of Common Stock) controlled by Mr. La Rosa, collectively owned 152,772 shares of Common Stock and 2,000 shares Series X Super Voting Preferred Stock of the Company, having a total of 20,152,772 votes, constituting 97.2% of our capital stock’s outstanding voting power on the Record Date.

On July 9, 2025, the Majority Stockholders executed a written consent approving the Corporate Actions described in this Information Statement. Since these actions have been approved by the Majority Stockholders, this Information Statement does not solicit proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This table presents information about our Common Stock’s beneficial ownership as of July 9, 2025, the Record Date, for (i) each named executive officer and director; (ii) all named executive officers and directors as a group; and (iii) each other stockholder known to us owning more than 5% of our outstanding Common Stock.

Beneficial ownership complies with SEC rules, generally including voting or investment power over securities. A person or group is deemed to have “beneficial ownership” of any shares they can acquire within sixty (60) days. For percentage calculations, any shares that a person can acquire within sixty days are considered issued and outstanding for that person but not for others. This table does not imply beneficial ownership admission by anyone listed.

Name and Address of Beneficial Owner(1)	Common Stock		Percentage of Common Stock(2)	Series X Super Voting Preferred Stock(3)	Percentage of Series X Super Voting Preferred Stock
Officers and Directors
Joseph La Rosa
(President, CEO, and Chairman)	2,052,054	(4)	78.1%	2,000	100%
Deana La Rosa
(Chief Operating Officer)	3,750	(5)	*
Alex Santos
(Chief Technology Officer)	86		*
Michael A. La Rosa
(Director)	1,321	(6)	*	-	-
Ned L. Siegel
(Director)	1,589	(7)	*	-	-
Siamack Alavi
(Director)	-		-	-	-
Lourdes Felix
(Director)	-		-	-	-
All Officers and Directors as a group (7 persons)	2,058,800		78.3%	2,000	100%

*	Less than 1%.

(1)	Unless otherwise indicated, the principal address of the executive officers, directors and 5% stockholders of the Company is c/o 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747.

(2)	Based on 729,687 shares of Common Stock issued and outstanding on the Record Date and the shares of Common Stock owner has the right to acquire within 60 days of the Record Date.

(3)	Based on 2,000 shares of Series X Super Voting Preferred Stock outstanding on the Record Date. Each share of Series X Super Voting Preferred Stock votes together with the Common Stock unless prohibited by law and has 10,000 votes per share.

(4)	Includes (i) 4 shares of Common Stock owned by Celebration Office Condos, LLC, an entity owned and controlled by Mr. La Rosa. The address of Celebration Office Condos, LLC is 1420 Celebration Blvd, 100 Celebration, Florida 34747; (ii) 47,500 shares of Common Stock owned by JLR-JCCLT1 Land Trust owned and controlled by Mr. La Rosa; (iii) 750 shares of Common Stock held by Mr. La Rosa’s adult children living in his household, which Mr. La Rosa is deemed to beneficially own; (iv) a 10-year fully vested stock option to purchase 1,676 shares of Common Stock at $138.656 per share granted to Mr. La Rosa on February 1, 2024; (v) a 10-year fully vested stock option to purchase 10,000 shares of Common Stock at $120.008 per share granted to Mr. La Rosa on January 2, 2024; (vi) a 10-year fully vested stock option to purchase 11,250 shares of Common Stock at $167.2 per share granted to Mr. La Rosa on December 7, 2023; (vii) a 10-year fully vested stock option to purchase 7,500 shares of Common Stock at $139.2 per share granted to Mr. La Rosa on March 15, 2024, (viii) a 10-year fully vested stock option to purchase 2,500 shares of Common Stock at $83.2 per share granted to Mr. La Rosa on June 18, 2024, (ix) a 10-year fully vested stock option to purchase 7,500 shares of Common Stock at $53.592 per share granted to Mr. La Rosa on December 4, 2024, (x) a 10-year fully vested stock option to purchase 2,500 shares of Common Stock at $67.552 per share granted to Mr. La Rosa on January 2, 2025, and (xi) a 10-year fully vested stock option to purchase 3,750 shares of Common Stock at $138.656 per share granted to Deana La Rosa on February 1, 2024. Joseph La Rosa is the spouse of Deana La Rosa and is deemed to beneficially own the shares of Common Stock beneficially owned by Deana La Rosa.

(5)	Represents a 10-year fully vested stock option to purchase 3,750 shares of Common Stock at $138.656 per share granted to Mrs. La Rosa on February 1, 2024. Deana La Rosa is the spouse of Joseph La Rosa and is deemed to beneficially own the shares of Common Stock beneficially owned by Joseph La Rosa.

(6)	Includes (i) a fully vested stock option to purchase 250 shares of Common Stock at $400 per share granted on March 17, 2022, and expiring on February 15, 2032; and (ii) a 10-year fully vested stock option to purchase 1,071 shares of Common Stock at $102.4 per share granted on November 1, 2023.

(7)	Includes (i) a fully vested stock option to purchase 250 shares of Common Stock at $400 per share granted on March 17, 2022, and expiring on February 15, 2032; and (ii) a 10-year fully vested stock option to purchase 1,339 shares of Common Stock at $102.4 per share granted on November 1, 2023.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements in addition to historical information. When used in this Information Statement, the words “can,” “will,” “intends,” “aims,” “plans,” “expects,” “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. Any forward-looking statements made by the Company in this Information Statement speak only as of the date hereof. Factors or events that affect the transactions or could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

IMPORTANT NOTICE ABOUT FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements along with historical data. Phrases like “can,” “will,” “plans,” “expects,” “believes,” “aims,” “intends,” and similar terms are used to identify forward-looking statements. These statements discuss our expectations for future events or our future performance. It is important to note that these forward-looking statements are only our predictions as of now, and actual events or results could differ for various reasons. We are not obligated to update these statements if things change, except as required by law.

MORE INFORMATION

We file reports with the SEC. These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to La Rosa Holdings Corp., 1420 Celebration Blvd., 2nd Floor, Celebration, Florida 34747, Attn: Secretary, or by telephoning the Company at (321) 250-1799.

DOCUMENT DELIVERY FOR SHARED ADDRESSES

We appreciate your cooperation with our effort to send fewer mailings to households that share an address. If we are sending one copy of our documents to a shared address but you would prefer your own copy, please let us know. You can request this by writing or calling us at the contact details provided. If you are currently receiving multiple copies at a shared address and would prefer just one copy for the household, please inform us in the same way.

NO ACTION NEEDED FROM STOCKHOLDERS

As a stockholder, you do not need to take any action in response to this document. However, the law requires us to send you this information at least 20 days before any corporate action can be taken.

By Order of the Board of Directors,

Joseph La Rosa Chief Executive Officer and Chairman of the Board of Directors

[●], 2025

Appendix A

 SECOND AMENDED AND RESTATED

LA ROSA HOLDINGS CORP.

2022 EQUITY INCENTIVE PLAN

(effective [*], 2025)

1. Purposes of the Plan. The purposes of the Plan (as defined below) are:

●	to attract and retain the best available personnel for positions of substantial responsibility,

●	to provide incentives to individuals who perform services for the Company, and

●	to promote the success of the Company’s business.

This Plan amends and restates, effective [*], 2025 (the “Effective Date”), the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan, which was approved by the Compensation Committee of the Board, the Board and the stockholders of the Company and effective as of November 19, 2024. All Awards outstanding as of the Effective Date and all new Awards to be issued under the Plan shall be governed by the Plan. The Plan is hereby amended and restated effective as of the Effective Date to increase the number of Shares issuable pursuant to Awards.

The Plan permits the grant of Incentive Stock Options, Non-statutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Compensation Committee of the Board of Directors that will be administering the Plan, in accordance with Section 4 hereof.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

(ii) A change in the effective control of the Company, which occurs on the date that a majority of the members of the Board are replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding the foregoing, as to any Award under the Plan that consists of deferred compensation subject to Section 409A of the Code, the definition of “Change in Control” shall be deemed modified to the extent necessary to comply with Section 409A of the Code.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j) “Common Stock” means the common stock, $0.0001 par value per share, of the Company.

(k) “Company” means La Rosa Holdings Corp., a Nevada corporation, or any successor thereto.

(l) “Consultant” means any person (or his/her wholly-owned legal entity), including an advisor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to the Company or a Subsidiary.

(m) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(n) “Director” means a member of the Board.

(o) “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, or if such Common Stock is not regularly quoted or does not have sufficient trades or bid prices which would accurately reflect the actual Fair Market Value of the Common Stock, the Fair Market Value will be determined in good faith by the Administrator upon the advice of a qualified valuation expert.

(t) “Fiscal Year” means the fiscal year of the Company.

(u) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “Non-statutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Option” means a stock option granted pursuant to Section 6 hereof.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Goals” will have the meaning set forth in Section 11 hereof.

(bb) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(cc) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.

(dd) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.

(ee) “Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ff) “Plan” means this Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan.

(gg) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.

(hh) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan. (jj) “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk) “Service Provider” means an Employee, Director, or Consultant.

(ll) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 hereof.

(mm) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(nn) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in the provisions of Section 15 hereof and the automatic increase set forth in Section 3 (e) of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is equal to 374,961 Shares. In addition, Shares may become available for issuance under Sections 3 (b) and 3 (e) of the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

(d) Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, the maximum aggregate amount of cash that may be paid in cash during any calendar year (measured from the date of any payment) with respect to one or more Awards payable in cash shall be $100,000.

(e) Automatic Share Reserve Increase. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2025 Fiscal Year, in an amount equal to the least of (a) 500,000 Shares, (b) a number of Shares equal to four percent (4%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, or (c) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrator. The Administrator of this Plan shall be a Compensation Committee of the Board of Directors.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(vi) to institute an Exchange Program and to determine the terms and conditions, not inconsistent with the terms of the Plan, for (1) the surrender or cancellation of outstanding Awards in exchange for Awards of the same type, Awards of a different type, and/or cash, (2) the transfer of outstanding Awards to a financial institution or other person or entity, or (3) the reduction of the exercise price of outstanding Awards;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 20(c) hereof), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards;

(x) to allow Participants to satisfy withholding tax obligations in a manner described in Section 16 hereof;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Non-statutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Non-statutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.

(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise, (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 hereof.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Rights Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Performance-Based Compensation Under Code Section 162(m).

(a) General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b) Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including (i) earnings per Share, (ii) operating cash flow, (iii) operating income, (iv) profit after-tax, (v) profit before-tax, (vi) return on assets, (vii) return on equity, (viii) return on sales, (ix) revenue, and (x) total stockholder return. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c) Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

12. Compliance with Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

13. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-statutory Stock Option.

14. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 hereof.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the proceeding paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (the “Successor Corporation”) (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection (c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption. In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the Change in Control is one described in subsection (a)(2)(A)(v) of Section 409A and the guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A, as determined by the Administrator.

16. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already- owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of the Plan. The La Rosa Holdings Corp. 2022 Equity Incentive Plan was originally adopted by the Board and approved by the stockholders of the Company on January 10, 2022. It will continue in effect for a term of ten (10) years, i.e. until January 10, 2032, unless terminated earlier under Section 20 hereof.

20. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan. Any Plan amendment that increases the total number of Shares reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, shall be authorized by the stockholders of the Company within one (1) year.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Restrictive Legends. All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Corporation shall determine to be necessary or advisable to comply with applicable securities and other laws.

22. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

23. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, the Plan and all Awards granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.

23. Notification of Election Under Section 83(b) of the Code. If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Section 83(b) of the Code. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

24. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

25. Choice of Law. The Plan and all rules and determinations made and taken pursuant hereto will be governed by the laws of the State of Nevada, to the extent not preempted by federal law, and construed accordingly.